UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 23, 2026, Xenetic Biosciences, Inc. (“Xenetic”) released an updated investor presentation in connection with its pending share exchange transaction with Santersus AG (“Santersus”) as previously announced on September 16, 2026. Attached as Exhibit 99.1 is a copy of the updated investor presentation.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

This communication relates to the proposed acquisition transaction (the “Acquisition”) involving Xenetic and Santersus and may be deemed to be solicitation material in respect of the Acquisition. In connection with the Acquisition, Xenetic will file with the Securities and Exchange Commission (“SEC”) a Proxy Statement on Schedule 14A and Registration Statement on Form S-1. Each party may also file other documents regarding the Acquisition with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT, REGISTRATION STATEMENT ON FORM S-1, AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, RELATED MATTERS AND THE PARTIES TO THE ACQUISITION. Investors and security holders may obtain a free copy of the Proxy Statement, the Registration Statement on Form S-1, and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents (when they become available) filed with the SEC by Xenetic will be available free of charge on Xenetic’s website at http://xeneticbio.com.

Participants in the Solicitation

Xenetic, and its directors and executive officers, and Santersus, and its directors and officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Xenetic in connection with the Acquisition under the rules of the SEC. Information about the interests of these directors and executive officers and other persons who may be deemed to be participants in the solicitation of stockholders of Xenetic in connection with the Acquisition and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Acquisition, which will be filed with the SEC. Additional information about Xenetic, the directors and executive officers of Xenetic and their ownership of Xenetic common stock can also be found in its Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026, and amended on April 24, 2026, and its definitive proxy statement, as filed with the SEC on October 31, 2025, and other documents subsequently filed by Xenetic with the SEC. Free copies of these documents may be obtained as described above. To the extent holdings of Xenetic securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or are expected to be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the Acquisition when it is filed with the SEC.

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No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only. This communication shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act, and otherwise in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K, including the investor presentation, contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the Acquisition; the combined company’s listing on Nasdaq after closing of the Acquisition; expectations regarding the ownership structure of the combined company; estimated transaction value and post-closing ownership; the anticipated timing of closing; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of NucleoCapture and Xenetic’s DNase technology; anticipated clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the competitive landscape of the combined company; the valuations ascribed to each party in connection with the proposed transaction, including the assumptions underlying such valuations; Net Cash and related adjustments to the Company Valuation; the Exchange Ratio and pro forma capitalization of the combined company; the expected board composition of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Xenetic, Santersus or the combined company’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the Acquisition are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the Acquisition and the ability of each of Xenetic and Santersus to consummate the Acquisition; (iii) risks related to each parties’ ability to manage its operating expenses and its expenses associated with the Acquisition pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Acquisition; (v) the risk that as a result of adjustments to the exchange ratio, Xenetic stockholders and Santersus stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Xenetic common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the Acquisition; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; (ix) the uncertainties associated with Xenetic platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its clinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the Acquisition, including with respect to future financial and operating results; (xiv) risks related to the inability of the combined company to maintain compliance with Nasdaq listing requirements following closing, and the potential need for the combined company to effect a reverse stock split of Xenetic common stock in order to satisfy Nasdaq listing requirements; (xv) risks related to the combined company raising additional working capital and financing its business; and (xvi) the other factors discussed under the heading “Risk Factors” in Xenetic’s most recent Annual Report on Form 10-K and other filings with the SEC, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in filings that Xenetic makes and will make with the SEC in connection with the Acquisition, including Xenetic’s Proxy Statement described above under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Xenetic, Santersus and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated September 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

	By:	/s/ James Parslow
Date: September 23, 2026	Name:	James Parslow
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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